Exhibit 21.1

Entity Name	Domestic Jurisdiction
131 East Redwood (Landlord), LLC	Maryland
131 East Redwood (Tenant), LLC	Maryland
IA Lodging Alexandria King TRS, L.L.C.	Delaware
IA Lodging Alexandria King, L.L.C.	Delaware
IA Lodging Atlanta Waverly TRS, L.L.C.	Delaware
IA Lodging Atlanta Waverly, L.L.C.	Delaware
IA Lodging Austin Arboretum GP, L.L.C.	Delaware
IA Lodging Austin Arboretum LP	Delaware
IA Lodging Austin Arboretum LP, L.L.C.	Delaware
IA Lodging Austin Arboretum TRS GP, L.L.C.	Delaware
IA Lodging Austin Arboretum TRS LLC	Delaware
IA Lodging Austin Arboretum TRS LP, L.L.C.	Delaware
IA Lodging Burlingame TRS, L.L.C.	Delaware
IA Lodging Burlingame, L.L.C.	Delaware
IA Lodging Celebration TRS, L.L.C.	Delaware
IA Lodging Celebration, L.L.C.	Delaware
IA Lodging Charleston Lee TRS, L.L.C.	Delaware
IA Lodging Charleston Lee, L.L.C.	Delaware
IA Lodging Chicago Wabash TRS, L.L.C.	Delaware
IA Lodging Chicago Wabash, L.L.C.	Delaware
IA Lodging Dallas Akard Beverage Corporation	Texas
IA Lodging Dallas Akard GP, L.L.C.	Delaware
IA Lodging Dallas Akard LP	Illinois
IA Lodging Dallas Akard LP, L.L.C.	Delaware
IA Lodging Dallas Akard TRS GP, L.L.C.	Delaware
IA Lodging Dallas Akard TRS LP	Illinois
IA Lodging Dallas Akard TRS LP, L.L.C.	Delaware
IA Lodging Dallas Pearl GP, L.L.C.	Delaware
IA Lodging Dallas Pearl Limited Partnership	Delaware
IA Lodging Dallas Pearl LP, L.L.C.	Delaware
IA Lodging Dallas Pearl TRS, L.L.C.	Delaware
IA Lodging Denver Champa TRS, L.L.C.	Delaware
IA Lodging Denver Champa, L.L.C.	Delaware
IA Lodging Denver City Center TRS, L.L.C.	Delaware
IA Lodging Denver City Center, L.L.C.	Delaware
IA Lodging Houston Galleria GP, L.L.C.	Delaware
IA Lodging Houston Galleria LP	Delaware
IA Lodging Houston Galleria LP, L.L.C.	Delaware
IA Lodging Houston Galleria TRS GP, L.L.C.	Delaware
IA Lodging Houston Galleria TRS LLC	Delaware
IA Lodging Houston Galleria TRS LP, L.L.C.	Delaware
IA Lodging Houston Oaks GP, L.L.C.	Delaware
IA Lodging Houston Oaks LP	Delaware
IA Lodging Houston Oaks LP, L.L.C.	Delaware

IA Lodging Houston Oaks TRS GP, L.L.C.	Delaware
IA Lodging Houston Oaks TRS LLC	Delaware
IA Lodging Houston Oaks TRS LP, L.L.C.	Delaware
IA Lodging Key West TRS, L.L.C.	Delaware
IA Lodging Key West, L.L.C.	Delaware
IA Lodging Lexington Newtown TRS, L.L.C.	Delaware
IA Lodging Lexington Newtown, L.L.C.	Delaware
IA Lodging Napa First TRS, L.L.C.	Delaware
IA Lodging Napa First, L.L.C.	Delaware
IA Lodging Napa Solano TRS, L.L.C.	Delaware
IA Lodging Napa Solano, L.L.C.	Delaware
IA Lodging New Orleans TRS, L.L.C.	Delaware
IA Lodging New Orleans, L.L.C.	Delaware
IA Lodging Orlando Downtown TRS, L.L.C.	Delaware
IA Lodging Orlando Downtown, L.L.C.	Delaware
IA Lodging Pittsburgh Penn DST	Delaware
IA Lodging Pittsburgh Penn TRS DST	Delaware
IA Lodging Salt Lake City TRS, L.L.C.	Delaware
IA Lodging Salt Lake City, L.L.C.	Delaware
IA Lodging San Diego TRS, L.L.C.	Delaware
IA Lodging San Diego, L.L.C.	Delaware
IA Lodging Santa Clara TRS, L.L.C.	Delaware
IA Lodging Santa Clara, L.L.C.	Delaware
IA Lodging Savannah Barnard TRS, L.L.C.	Delaware
IA Lodging Savannah Barnard, L.L.C.	Delaware
IA Lodging Savannah TRS, L.L.C.	Delaware
IA Lodging Savannah, L.L.C.	Delaware
IA Lodging Waikiki Beach TRS, L.L.C.	Delaware
IA Lodging Waikiki Beach, L.L.C.	Delaware
IA Lodging West Des Moines TRS, L.L.C.	Delaware
IA Lodging West Des Moines, L.L.C.	Delaware
IA Lodging Woodlands GP, L.L.C.	Delaware
IA Lodging Woodlands LP	Delaware
IA Lodging Woodlands LP, L.L.C.	Delaware
IA Lodging Woodlands TRS GP, L.L.C.	Delaware
IA Lodging Woodlands TRS LLC	Delaware
IA Lodging Woodlands TRS LP, L.L.C.	Delaware
IA Urban Baltimore Hotel Associates I, L.L.C.	Maryland
IA Urban Hotels Baltimore TRS, L.L.C.	Delaware
IA Urban Hotels Baltimore, L.L.C.	Delaware
IA Urban Hotels Birmingham TRS, L.L.C.	Delaware
IA Urban Hotels Birmingham, L.L.C.	Delaware
IA Urban Hotels Cambridge TRS, L.L.C.	Delaware
IA Urban Hotels Cambridge, L.L.C.	Delaware
IA Urban Hotels Chicago TRS, L.L.C.	Delaware
IA Urban Hotels Chicago, L.L.C.	Delaware
IA Urban Hotels Fort Worth GP, L.L.C.	Delaware

IA Urban Hotels Fort Worth Limited Partnership	Delaware
IA Urban Hotels Fort Worth LP, L.L.C.	Delaware
IA Urban Hotels Fort Worth TRS GP, L.L.C.	Delaware
IA Urban Hotels Fort Worth TRS Limited Partnership	Delaware
IA Urban Hotels Fort Worth TRS LP, L.L.C.	Delaware
IA Urban Hotels Washington DC Franklin TRS, L.L.C.	Delaware
IA Urban Hotels Washington DC Franklin, L.L.C.	Delaware
IA Winston Hotels Kansas City TRS, L.L.C.	Delaware
IA Winston Hotels Kansas City, L.L.C.	Delaware
Philadelphia 17 GP, LLC	Delaware
Philadelphia 17 LP, LLC	Delaware
XHR Acquisitions, LLC	Delaware
XHR Arlington LLC	Delaware
XHR Arlington TRS LLC	Delaware
XHR Atlanta Peachtree LLC	Delaware
XHR Atlanta Peachtree Retail LLC	Delaware
XHR Atlanta Peachtree TRS LLC	Delaware
XHR Boston Commonwealth LLC	Delaware
XHR Boston Commonwealth TRS LLC	Delaware
XHR Bottling Court, LLC	Delaware
XHR Carlsbad Land LLC	Delaware
XHR Carlsbad LLC	Delaware
XHR Carlsbad TRS LLC	Delaware
XHR Charleston Meeting LLC	Delaware
XHR Charleston Meeting TRS LLC	Delaware
XHR Denver Curtis LLC	Delaware
XHR Denver Curtis TRS LLC	Delaware
XHR GP, Inc.	Delaware
XHR Holding, Inc.	Delaware
XHR LP	Delaware
XHR Management, LLC	Delaware
XHR Mountain Brook LLC	Delaware
XHR Mountain Brook TRS LLC	Delaware
XHR Orlando Cypress LLC	Delaware
XHR Orlando Cypress TRS LLC	Delaware
XHR Payment Manager, L.L.C.	Delaware
XHR Philadelphia 17 LLC	Delaware
XHR Philadelphia 17 TRS LLC	Delaware
XHR Phoenix Palms LLC	Delaware
XHR Phoenix Palms TRS LLC	Delaware
XHR Pittsburgh Market LLC	Delaware
XHR Pittsburgh Market TRS LLC	Delaware
XHR Portland LLC	Delaware
XHR Portland OCC LLC	Delaware
XHR Portland OCC TRS LLC	Delaware
XHR Portland TRS LLC	Delaware
XHR Santa Barbara LLC	Delaware

XHR Santa Barbara TRS LLC	Delaware
XHR Scottsdale Ranch LLC	Delaware
XHR Scottsdale Ranch TRS LLC	Delaware